Exhibit 99.1

PRESSRELEASE

Helix Energy Solutions Group, Inc. • 3505 W. Sam Houston Parkway N., Suite 400 • Houston, TX 77043 • 281-618-0400 • fax: 281-618-0505

For Immediate Release	17-001

Date: January 4, 2017	Contact: Erik Staffeldt VP-Finance & Accounting

Helix Announces Proposed Public Offering of Common Stock

Houston, Texas: January 4, 2017 – Helix Energy Solutions Group, Inc. (NYSE: HLX) (“Helix”) today announced the commencement of an underwritten public offering of 21,000,000 shares of its common stock (the “offering”), subject to market and other conditions. Helix intends to grant the respective underwriters a 30-day option to purchase up to 3,150,000 additional shares of its common stock. Helix intends to use the net proceeds from the offering, including any proceeds from any exercise of the underwriters’ option to purchase additional shares of common stock, for general corporate purposes, which may include debt repayment, capital expenditures, working capital, acquisitions or investments in its subsidiaries.

Credit Suisse Securities (USA) LLC, Wells Fargo Securities, LLC and BofA Merrill Lynch are acting as joint book-running managers for the offering.

The offering is made under an effective automatic shelf registration statement on Form S-3 (Registration No. 333-214259) filed by Helix with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying base prospectus. A preliminary prospectus supplement is being filed with the SEC to which this press release relates. Prospective investors should read the preliminary prospectus supplement and the accompanying base prospectus included in the registration statement and other documents Helix has filed and will file with the SEC for more complete information about Helix and the offering. These documents will be available at no charge by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, copies of the base prospectus and preliminary prospectus supplement may be obtained, when available, from: (i) Credit Suisse at Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, by telephone at (800) 221-1037 or by email: newyork.prospectus@credit-suisse.com, (ii) Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152, by telephone at (800) 326-5897 or by email: cmclientsupport@wellsfargo.com, or (iii) BofA Merrill Lynch at NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, North Carolina 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Helix

Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention and robotics operations.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors including but not limited to the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the SEC, including the Company’s most recently filed Annual Report on Form 10-K and in the Company’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.